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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: August 25, 1999
                       (Date of Earliest Event Reported)

                       MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                    0-22810
                           (Commission File Number)

                                  03-0311630
                       (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                        (Registrant's Telephone Number)
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Item 1. Not Applicable.

Item 2. Acquisition of 50's Classic Car Wash of Lubbock, Inc. and CRCD, Inc.
        --------------------------------------------------------------------

        On August 25, 1999, Mace Security International, Inc., a Delaware corporation (the "Company" or "Registrant"), acquired all of the outstanding stock of 50's Classic Car Wash of Lubbock, Inc. (50's Classic) and CRCD, Inc. (collectively the "Companies") pursuant to the terms of a Stock Exchange Agreement dated August 13, 1999, by and between the Registrant on one hand, and Joe Crawford, Ron Clark, Robert Duggan, Jr., and First National Bank or Abilene, as Trustee of the Wayne B. Ramsey, Jr., and Mira Marie Ramsey Family Trust No. 2 (the "Sellers") on the other hand. . Pursuant to the terms and conditions of the Agreement, the Registrant purchased all of the outstanding shares of stock of the Sellers who are in the business of operating a car wash company at 2808 50th Street, in Lubbock, Texas. Sellers are not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement which is filed herewith as Exhibit 2.1.

        At Closing, the Company delivered to Sellers shares of the Company's common stock having a value of $819,364, each share being valued at $8.9375 per share. No cash was paid to the shareholders for the acquisition of the shares of the Companies. The acquisition is to be accounted for using the "pooling of interests" method of accounting.

        At the closing, the Registrant assumed approximately $615,000 of outstanding indebtedness of the Companies. The acquisition includes all of the assets and liabilities, including the real estate, to operate the car wash facility. The Registrant intends to continue to use the acquired assets in the business of operating a car wash in Lubbock, Texas.

Items 3-6      Not Applicable.

Item 7         Financial Statements and Exhibits.

               (a) Financial Statements of Business Acquired.

               It is impracticable to provide the required combined financial statements of 50's Classic and CRCD, Inc. at the time of the filing of this report. The required financial statements of the Companies will be filed within the time period required in accordance with applicable regulations and the Securities and Exchange Act of 1934.

               (b) Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information of Mace Security International, Inc. at the time of the filing of this report. The required pro forma financial information of Mace Security International, Inc. will be filed within the time period required
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               in accordance with applicable regulations and the Securities and
               Exchange Act of 1934.

               (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

               2.1 Stock Exchange Agreement dated as of August 13, 1999, by and between Joe Crawford, Ron Clark, Robert Duggan, Jr., and First National Bank of Abilene, as Trustee of the Wayne V. Ramsey, Jr., and Mira Marie Ramsey Family Trust No. 2 on the one hand, and Mace Security International, Inc. on the other hand.

               99   Press Release dated August 31, 1999.

Items 8-9.     Not applicable.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 7, 1999           MACE SECURITY INTERNATIONAL, INC.


                                      By: /s/ Gregory M. Krzemien
                                          -----------------------
                                          Gregory M. Krzemien
                                          Chief Financial Officer and Treasurer
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                                 EXHIBIT INDEX

Exhibit        Description
               -----------
No.
---

2.1 Stock Exchange Agreement dated as of August 13, 1999, by and between Joe Crawford, Ron Clark, Robert Duggan, Jr., and First National Bank of Abilene, as Trustee of the Wayne V. Ramsey, Jr., and Mira Marie Ramsey Family Trust No. 2 on the one hand, and Mace Security International, Inc. on the other hand.

99             Press Release dated August 31, 1999.